UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 24, 2015

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On November 30, 2015, Stein Mart, Inc. (the “Company”) issued a press release to announce that on November 24, 2015, the Company’s Board of Directors authorized the repurchase of an additional 500,000 shares of its common stock under its open market repurchase program. This authorization has no expiration date and is in addition to the 268,702 shares that remained available for repurchase as of November 24, 2015 under an existing authorization. A copy of the press release is furnished herewith as Exhibit No. 99.1.

The information contained in this report and in the exhibit attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release dated November 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC. (Registrant)

Date: November 30, 2015	By:	/s/ Gregory W. Kleffner
Gregory W. Kleffner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated November 30, 2015.